LEGG MASON HIGH YIELD PORTFOLIO
                   (a series of Legg Mason Income Trust, Inc.)

                    Supplement to the Legg Mason Income Trust
                          Prospectus dated May 1, 2006


         The following information supplements the Legg Mason Income Trust Prospectus dated May 1, 2006 and is applicable only to the Legg Mason High Yield Portfolio.

         To facilitate the merger of Legg Mason High Yield Portfolio ("High Yield Portfolio") into Legg Mason Partners High Income Fund ("High Income Fund"), which was approved by shareholders on October 19, 2006, the Board of Directors of Legg Mason Income Trust, Inc. approved a change to the procedures for valuing High Yield Portfolio's fixed-income securities so that such securities will be valued at the mean of latest closing bid and asked prices. One requirement for effecting the merger is that High Yield Portfolio and High Income Fund use the same method for valuing portfolio securities. The new method of valuation is currently used by High Income Fund, and the change will ensure that shareholders of High Yield Portfolio receive full value for their merged-fund shares. The change in valuation procedure is scheduled to take effect on March 16, 2007 and is expected to have a very small effect on the NAV of High Yield Portfolio.

         You may continue to redeem shares of High Yield Portfolio prior to the merger (including the day of the merger), which is currently scheduled for March 16, 2007. However, the last day for purchase of shares and exchanges into High Yield Portfolio will be March 13, 2007.



 This supplement should be retained with your Prospectus for future reference.

                     This supplement is dated March 9, 2007.














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